Scudder
World Income
Opportunities
Fund, Inc.

Semiannual Report
October 31, 1996

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income and, to a limited extent, emerging country equity securities.

Scudder World Income
Opportunities Fund, Inc.
================================================================================

Investment objectives and policies

o primarily high current income and secondarily capital appreciation through investment principally in global income and, to a limited extent, emerging country equity securities

Investment characteristics

o closed-end investment company investing principally in a portfolio of global income and, to a limited extent, emerging country equity securities

o a vehicle for international diversification through participation in the economies of emerging market countries

General Information
================================================================================

Executive offices

    Scudder World Income Opportunities Fund, Inc.
    345 Park Avenue
    New York, NY 10154
    For Fund information:     1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

    For account information:  1-800-426-5523
    State Street Bank and Trust Company
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Willkie Farr & Gallagher

Independent Accountants

   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol--SWI


Contents
================================================================================

In Brief ..................................................................    3

Letter to Shareholders ....................................................    3

Other Information .........................................................    5

Investment Summary ........................................................    6

Portfolio Summary .........................................................    7

Investment Portfolio ......................................................    8

Financial Statements ......................................................   12

Financial Highlights ......................................................   15

Notes to Financial Statements .............................................   16

Report of Independent Accountants .........................................   20

Shareholder Meeting Results ...............................................   21

Dividend Reinvestment Plan ................................................   22

Directors and Officers .............................................   Back Page

--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder World Income Opportunities Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

In Brief
================================================================================

o Emerging market bonds posted strong gains for the six-month period ended October 31, 1996, as emerging countries benefited from a favorable global environment and improving credit fundamentals.

o Reflecting this favorable environment, Scudder World Income Opportunities Fund posted a 16.09% total return based on net asset value for its most recent semiannual period ended October 31, 1996. The Fund's total return based on its share price on the New York Stock Exchange was 12.78% for the same period.

o The Fund continues to maintain a liquid, varied portfolio -- with bonds issued in Latin America, central and eastern Europe, the Middle East, northern Africa, and Asia -- that we believe is well positioned to benefit from the improving balance sheets of emerging countries while earning a high level of current income.


Letter to Shareholders
================================================================================

Dear Shareholders:

     Three important trends helped emerging country bonds perform extremely well during Scudder World Income Opportunities Fund's most recent semiannual period: a favorable global environment of slow growth and low interest rates in OECD countries, the improving credit quality of emerging countries, and increased investor interest in emerging markets.

     The Fund finished the six-month period with a net asset value ("NAV") of $16.24, up from $14.66 on April 30, 1996. Adjusting for distributions totaling $0.65 per share during the period, the Fund posted a strong 16.09% total return based on NAV. The unmanaged J.P. Morgan Emerging Markets Bond Index during the same period returned 15.30%.

     During the semiannual period ended October 31, 1996, the Fund's share price on the New York Stock Exchange rose from $13.125 to $14.125, contributing to a total return of 12.78%, including income distributions of $.65 for the period. The $14.125 price of the shares on October 31, 1996, represented a 13.02% discount to the Fund's NAV.

Improved Balance Sheets and Fiscal Reform

     Following difficult market conditions at the start of 1995, the picture for emerging market bonds has become very positive. Over the past year, investors have returned to emerging market bonds in great numbers. European funds, pension funds, insurance companies, local retail investors, emerging country governments, and even high yield bond funds -- which typically purchase only domestic corporate bonds -- have been attracted to this market because of nearly across-the-board improvements in credit fundamentals among emerging market countries. Following Poland's credit upgrade to investment grade last February, several other countries, notably the Philippines and Venezuela, seem poised for upgrades of their own. (Emerging countries such as Morocco, Panama, and Croatia are seeking their initial credit rating.) In addition, investors seeking higher yields are increasingly looking to emerging markets because of their high yield relative to U.S. Treasuries.

     For our overall strategy, we continue to maintain a liquid, varied portfolio that is well positioned to benefit from the improved economic picture in many emerging countries while at the same time earning a high level of current income. Region, country, and security selection remained extremely important for the Fund as the decoupling of emerging markets from the U.S. Treasury market continued and investors discriminated more closely among emerging markets offerings during the period.

     With respect to regional allocation, Latin America represented nearly 80% of the Fund's investments as of October 31, 1996, an increase from 67% six months ago. During the past fiscal year our Latin American holdings were reduced for a time as we took some profits but then were rebuilt as we continued to note favorable economic signals in many Latin American countries. The Fund's core holdings in Latin America are Brazil (26% of income investments), followed by Venezuela (16%), Mexico (15%), and Argentina (13%). Brazil continues to make

================================================================================

slow but steady progress toward greater fiscal and administrative reform. These steps are designed to reduce bureaucracy, shrink government expenditures, and enhance the performance of the country's capital markets. Such progress, along with continuing tax and social security reform, makes Brazil's debt attractive for investors.

     Similar reforms are occurring in Mexico and Argentina. We increased our holdings in Mexico over the period as the country's austerity and export programs began to show results in an increase in bank reserves and a decline in inflation. Mexico also reduced its debt service during the period by swapping high interest Brady Bonds for lower coupon debt. In Argentina, progress on fiscal reform and tax collection continues, but we reduced our holdings in October because of potential volatility resulting from former Finance Minister Cavallo's charges of government corruption.

     We increased our position in Venezuelan bonds over the course of the period as that country's prospects continue to brighten. Venezuela has benefited from a substantial increase in oil revenues stemming from higher energy prices. These revenues boosted the country's international reserves to $14 billion and enabled the government to earmark substantial assets for debt service. We foresee further progress in Venezuela given that country's increased privatization efforts and the prospect of substantial debt retirement through government buybacks.

     We continue to vary the Fund's holdings through investments in Eastern Europe, Asia, and Africa. Additionally, during the period we chose to decrease the interest rate sensitivity of the portfolio because of our concerns over the direction of U.S. interest rates. As of October 31, 1996 we had reduced fixed-rate instruments to 30% of investments from 36% six months earlier and increased floating rate instruments (in general, assets with coupons that reset every six months in relation to the London Interbank Offered Rate, or LIBOR) to 65% of investments from 55% six months before. This strategy worked to the Fund's advantage as floating-rate securities in the portfolio outperformed fixed-rate instruments over the semiannual period, with average total returns of 42.1% and 37.6%, respectively. The majority of Fund assets continue to be invested in dollar-denominated sovereign debt obligations because of their attractive yields versus many emerging market corporate bonds. On October 31, 1996, sovereign securities represented 95% of debt obligations with the remaining 5% invested in corporate debt instruments and equities.

Our Outlook

     We believe improving credit fundamentals in many of the underlying countries will remain the prevailing theme in emerging markets for some time to come. But an ever-widening investor base, a significant yield advantage over other asset classes, and ample global liquidity should also continue to create a positive environment for emerging market debt over the coming months.

     We  are  pleased  that  you  are  an  investor  in  Scudder   World  Income
Opportunities Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,

/s/Lynn S. Birdsong             /s/Edmond D. Villani
Lynn S. Birdsong                Edmond D. Villani
President                       Chairman of the Board

Other Information
================================================================================

Investment Manager and Administrator

     The investment manager and administrator of Scudder World Income Opportunities Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

     Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

     In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The First Iberian Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, and Scudder New Europe Fund.

A Team Approach to Investing

     Scudder World Income Opportunities Fund is managed by a team of Scudder investment professionals who each play an important role in the portfolio's management process. Team members work together to develop investment strategies and select securities for the portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Susan Gray, who joined Scudder in 1987, sets the investment strategy for the Fund. Ms. Gray and Portfolio Manager Isabel Saltzman share responsibility for the day-to-day management of the fixed-income component of the portfolio. Ms. Saltzman, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979. Joyce E. Cornell, Portfolio Manager, is responsible for managing the equity component of the Fund's portfolio. Ms. Cornell, who joined Scudder in 1991, has nine years of experience as a securities analyst.

Dividend Reinvestment Plan

     The Fund's Dividend Reinvestment Plan (the "Plan") offers you a convenient way to have your dividends and capital gains distributions reinvested in the shares of the Fund. Your participation is automatic unless you or the bank, broker or other nominee holding shares beneficially owned by you specifies otherwise. We believe this Plan is attractive for shareholders. Its features are more fully described on page 22.

Net Asset Value

     The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

     As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder, Stevens, & Clark, Inc. banner.

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
INVESTMENT SUMMARY AS OF OCTOBER 31, 1996
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (b)         INDEX (a)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER   11.18        --       9.40          --        9.98        --
ONE YEAR          24.75     24.75      39.74       39.74       39.90     39.90
LIFE OF FUND*     24.22      8.85      50.86       17.44       56.20     19.04



-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (b)
YEARLY PERIODS ENDED OCTOBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1994*    1995    1996
                     ------------------------
NET ASSET VALUE...   $14.46   $12.83  $16.24
INCOME DIVIDENDS..   $  .58   $ 1.34  $ 1.36
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $  .06   $  .32  $   --
TOTAL RETURN (%)..     6.78     1.11   39.74

(a) J.P. Morgan Emerging Markets Bond Index

(b) Total investment return reflect changes in net asset value per share and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

  * The fund commenced operations on April 11, 1994.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
PORTFOLIO SUMMARY AS OF OCTOBER 31, 1996
---------------------------------------------------------------------------
INVESTMENT ALLOCATION (Excludes 2% Cash Equivalents)

Sovereign Bonds    95%
Equities            3%
Corporate Bonds     2%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
INTEREST RATE SENSITIVITY (Excludes 2% Cash Equivalents)

Floating Rate Bonds 65%
Fixed Rate Bonds    30%
Non-Performing       2%
Equities             3%
                   ----
                   100%
                   ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
GEOGRAPHICAL (Excludes 2% Cash Equivalents)

Brazil             25%
Venezuela          19%
Mexico             14%
Argentina          13%
Morocco             6%
Croatia             6%
Ecuador             5%
Panama              4%
Philippines         3%
Other               5%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Scudder World Income Opportunities Fund, Inc.
Investment Portfolio as of October 31, 1996
================================================================================

                                       Principal                                                            Market
                                    Amount ($) (e)                                                         Value ($)
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 1.6%
                                        873,000  Repurchase Agreement with Donaldson, Lufkin &
                                                    Jenrette dated 10/31/96 at
                                                    5.52% to be repurchased at
                                                    $873,134 on 11/1/96,
                                                    collateralized by a $859,000
                                                    U.S. Treasury Note,
                                                    6%, 5/31/98 (Cost $873,000) .................            873,000
                                                                                                           ----------
---------------------------------------------------------------------------------------------------------------------
Short-Term Debt - 6.9%
Argentina - 1.8%              ARP     1,000,000  Letras del Tesoro, Argentine Republic
                                                    Treasury Bill, 11/15/96 ............................      998,260
Chile - 0.6%                  CLP   143,097,500  Citibank Time Deposit linked to Chilean
                                                    Peso, 13%, 5/28/97 .................................      338,590
Mexico - 2.5%                 MXN     3,200,000  Certificados de la Tesoreria, 12/19/96 ................      386,187
                              MXN     3,589,740  Certificados de la Tesoreria, 1/9/97 ..................      425,814
                              MXN     2,179,840  Certificados de la Tesoreria, 1/16/97 .................      257,150
                              MXN     2,657,340  Certificados de la Tesoreria, 1/23/97 .................      311,779
                                                                                                            ---------
                                                                                                            1,380,930
                                                                                                            ---------
New Zealand - 2.0%            NZD     1,500,000  New Zealand Treasury Bill, 11/6/96 ....................    1,059,326
                                                                                                            ---------
                                                 Total Short-Term Debt
                                                 (Cost $3,778,014) ..................................       3,777,106
                                                                                                            ---------
---------------------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Debt - 87.0%
Argentina - 11.0%                     1,615,723  Argentine Republic, Bonos de Consolidacion de
                                                    Deudas Previsionales Pre 2 (BOCON),
                                                    Variable Rate Interest Bond, LIBOR, 5.445%, 4/1/01      1,476,816
                                      1,715,000  Argentine Republic, Floating Rate Bond,
                                                    Series L, LIBOR plus .8125% (6.625%), 3/31/05 ......    1,414,875
                                      5,125,000  Argentine Republic, Collateralized Par Bond,
                                                    Series L, Step-up Coupon, 5.25%, 3/31/23 ...........    3,055,781
                                                                                                            ---------
                                                                                                            5,947,472
                                                                                                            ---------
Brazil - 24.7%                          455,000  Federative Republic of Brazil, IDU Bond,
                                                    Floating Rate Bond, LIBOR plus .8125% (6.688%),
                                                    1/1/01 .............................................      436,800
                                      2,250,000  Federative Republic of Brazil, Eligible
                                                    Interest Bond, LIBOR plus .8125% (6.5%), 4/15/06 ...    1,912,500
                                      4,250,000  Federative Republic of Brazil, Floating
                                                    Rate Interest Reduction Bond, Step-up Coupon, 4.5%,
                                                    4/15/09 ............................................    2,932,500
                                      5,644,545  Federative Republic of Brazil C Bond, 4.5%
                                                    with 3.5% Interest Capitalization, 4/15/14 .........    3,908,847


    The accompanying notes are an integral part of the financial statements.

====================================================================================================================
                                       Principal                                                            Market
                                    Amount ($) (e)                                                         Value ($)
--------------------------------------------------------------------------------------------------------------------
                                        5,750,000 Federative Republic of Brazil, Collateralized Discount
                                                    Bond, Floating Rate Bond, LIBOR plus .8125%
                                                    (6.5%), 4/15/24                                         4,240,625
                                                                                                           ----------
                                                                                                           13,431,272
                                                                                                           ----------
Croatia - 5.5%                        3,250,000  Republic of Croatia, Floating Rate Note,
                                                    Series A, LIBOR plus .8125% (6.6875%), 7/30/10 ....     3,018,438
                                                                                                           ----------
Ecuador - 4.8%                        1,586,085  Republic of Ecuador, Past Due Interest
                                                    Bond, LIBOR plus .8125%, 3% with 3.5% Interest
                                                    Capitalization, 2/27/15 ...........................       886,225
                                      1,321,738  Republic of Ecuador (Bearer), Past Due Interest Bond,
                                                    LIBOR plus .8125%, 3% with 3.5% Interest
                                                    Capitalization, 2/27/15 ............................      738,521
                                      1,500,000  Republic of Ecuador (Bearer), Collateralized Discount
                                                    Bond, Floating Rate Bond, LIBOR plus .8125%
                                                    (6.5%), 2/28/25 ....................................      990,000
                                                                                                           ----------
                                                                                                            2,614,746
                                                                                                           ----------
Mexico - 11.4%                        1,000,000  United Mexican States, Collateralized Discount Bond
                                                    (Detachable Oil Priced Indexed Value Recovery
                                                    Rights), Series A, LIBOR plus .8125% (6.453%),
                                                    12/31/19 ...........................................      822,500
                                      1,750,000  United Mexican States, Collateralized Discount Bond
                                                    (Detachable Oil Priced Indexed Value Recovery
                                                    Rights), Series B, LIBOR plus .8125% (6.391%),
                                                    12/31/19 ...........................................    1,439,375
                                        250,000  United Mexican States, Collateralized Discount Bond
                                                    (Detachable Oil Priced Indexed Value Recovery
                                                    Rights), Series C, LIBOR plus .8125% (6.352%),
                                                    12/31/19 ...........................................      205,625
                                        250,000  United Mexican States, Collateralized Discount Bond
                                                    (Detachable Oil Priced Indexed Value Recovery
                                                    Rights), Series D, LIBOR plus .8125% (6.453%),
                                                    12/31/19 ...........................................      205,625
                                      2,000,000  United Mexican States, Collateralized Par Bond
                                                    (Detachable Oil Priced Indexed Value Recovery
                                                    Rights), Series B, 6.250%, 12/31/19 ................    1,406,250
                                      1,250,000  United Mexican States, Collateralized Par Bond,
                                                    (Detachable Oil Priced Indexed Value Recovery
                                                    Rights), Series A, 6.25%, 12/31/19 .................      878,906
                                      1,250,000  United Mexican States, 11.5%, 5/15/26 .................    1,248,750
                                                                                                           ----------
                                                                                                            6,207,031
                                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

Scudder World  Income Opportunities Fund, Inc.
Investment Portfolio (continued)

====================================================================================================================
                                       Principal                                                            Market
                                    Amount ($) (e)                                                         Value ($)
--------------------------------------------------------------------------------------------------------------------
Morocco - 6.0%                        4,150,000  Kingdom of Morocco, Tranche A, Restructuring and
                                                    Consolidation Agreement, LIBOR plus .8125%
                                                    (6.4375%), 1/1/09 ..................................    3,283,688
                                                                                                           ----------
Panama - 3.6%                           750,000  Republic of Panama, Interest Reduction Bond,
                                                    Step-up Coupon, 3.5%, 7/17/14 ......................      493,125
                                      2,000,000  Republic of Panama Past-due Interest Bond,
                                                    LIBOR plus .8125%, 4% with 2.75% Interest
                                                    Capitalization, 7/17/16 ............................    1,487,500
                                                                                                           ----------
                                                                                                            1,980,625
                                                                                                           ----------

Philippines - 2.9%                    1,617,000  Republic of the Philippines, 8.75%, 10/7/16 ...........    1,582,639
                                                                                                            ---------
Russia - 2.0%                         1,500,000  Vnesheconombank, Bilateral Non-performing Loan
                                                    Agreement, 12/31/96 * (d) ..........................    1,100,625
                                                                                                            ---------
Venezuela - 15.1%                     1,750,000  Republic of Venezuela, Front Loaded Interest
                                                    Reduction Bond, Series A, LIBOR plus .875%
                                                    (6.625%), 3/31/07 ..................................    1,456,875
                                        750,000  Republic of Venezuela, Front Loaded Interest
                                                    Reduction Bond, Series B, LIBOR plus .875%
                                                    (6.5%), 3/31/07 ....................................      624,375
                                      7,500,000  Republic of Venezuela, Debt Conversion Bond,
                                                    Floating Rate Bond, Series DL, LIBOR plus .875%
                                                    (6.625%), 12/18/07 (c) .............................    6,159,375
                                                                                                           ----------
                                                                                                            8,240,625
                                                                                                           ----------
                                                 Total U.S. Dollar-Denominated Debt
                                                    (Cost $44,682,505)                                     47,407,161
                                                                                                           ----------
---------------------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Convertible Debt - 1.2%
Korea - 1.0%                            700,000  Ssangyong Oil Refining Co., 3%, 12/31/04
                                                    (Major oil refiner) ................................      514,500
                                                                                                           ----------

Malaysia - 0.2%                         125,000  Telekom Malaysia Berhad., 4%, 10/3/04
                                                    (Telecommunication services)........................      129,375
                                                                                                           ----------
                                                 Total U.S. Dollar-Denominated Convertible Debt
                                                    (Cost $797,834) ....................................      643,875
                                                                                                           ----------
---------------------------------------------------------------------------------------------------------------------
Purchase Option - 0.0%
                                      1,500,000  Put Option on New Zealand Dollars, strike price .68,
                                                    expiration date 11/5/96 (Cost $5,475) ..............           --
                                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

====================================================================================================================
                                                                                                            Market
                                        Shares                                                             Value ($)
--------------------------------------------------------------------------------------------------------------------
Common Stocks - 3.3%
Venezuela                               417,283  Alambres y Cables Venezolanos "C" (Alcave) * (b)
                                                    (Cost $2,350,000) ..................................    1,797,750
                                                                                                          -----------
--------------------------------------------------------------------------------------------------------------------
                                                 Total Investment Portfolio - 100.0%
                                                    (Cost $52,486,828) (a) .............................   54,498,892
                                                                                                          ===========

  *   Non-income producing security.

  (a) The cost of the investment portfolio for federal income tax purposes was $52,654,991. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,843,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,755,028 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $911,127.

  (b) Security valued in good faith by the Valuation Committee of the Board of Directors. The cost of this security at October 31, 1996 was $2,350,000. See Note A of the Notes to Financial Statements.

  (c) At October 31, 1996, these securities, in whole or in part, have been segregated to cover loan participation and when-issued securities.

  (d) These securities represent loan participations which are arranged through private negotiations between the Fund and a lender. Due to the nature of these securities they are typically purchased on a forward delivery basis (Note A), some of which remain unsettled, in whole or in part, at October 31, 1996.

  (e) Principal amount is stated in U.S. dollars unless otherwise noted.


     Transactions in written call options during the six months ended October 31, 1996 were:


                                                       Principal            Premiums
                                                      Amount ($)           Received ($)
                                                   -----------------------------------------
      Outstanding at April 30, 1996 ...........               --                  --
          Contracts opened ....................        1,500,000               3,300
          Contracts closed ....................       (1,500,000)             (3,300)
                                                   -----------------------------------------
      Outstanding at October 31, 1996                         --                  --
                                                      ==========              ======

     Currency Abbreviations
     ARP       Argentine Peso
     CLP       Chilean Peso
     MXN       Mexican Peso
     NZD       New Zealand Dollar

    The accompanying notes are an integral part of the financial statements.

Scudder World Income Opportunities Fund, Inc.
Financial Statements
================================================================================
Statement of Assets and Liabilities
October 31, 1996
--------------------------------------------------------------------------------

  ASSETS
  Investments, at market (identified cost $52,486,828) (Note A) ...............                        $  54,498,892
  Cash ........................................................................                                  292
  Receivables:
     Interest .................................................................                              916,222
     Investments sold .........................................................                            1,684,265
     When-issued and forward delivery securities (Note A) .....................                            1,122,656
  Net receivable on closed forward currency exchange contracts (Note A)                                        7,428
  Deferred organization expenses, net of accumulated amortization of $50,294
     (Note A) .................................................................                               47,872
                                                                                                        ------------
        Total assets ..........................................................                           58,277,627

  LIABILITIES
  Payables:
     Loan participations purchased (Note A) ...................................         $    436,510
     When-issued and forward delivery securities (Note A) .....................            1,085,653
     Investments purchased ....................................................            1,042,395
     Dividends ................................................................               40,540
     Accrued management fee (Note C) ..........................................               56,353
     Other accrued expenses (Note C) ..........................................               90,693
                                                                                        ------------
        Total liabilities .....................................................                            2,752,144
                                                                                                       -------------
  Net assets, at market value .................................................                        $  55,525,483
                                                                                                       =============
  NET ASSETS Net assets consist of:
     Undistributed net investment income ......................................                        $     309,692
     Accumulated net realized gain ............................................                            4,693,425
     Unrealized appreciation (depreciation) on:
        Investments ...........................................................                            2,012,064
        Foreign currency related transactions .................................                              (19,777)
     Paid-in capital ..........................................................                           48,530,079
                                                                                                       -------------
  Net assets, at market value .................................................                        $  55,525,483
                                                                                                       =============
  Net asset value per share ($55,525,483 3,419,143 shares of common stock
     outstanding, $.01 par value, 100,000,000 shares authorized) ..............                               $16.24
                                                                                                              ======

    The accompanying notes are an integral part of the financial statements.

Scudder World Income Opportunities Fund, Inc.
Financial Statements (continued)
================================================================================
Statement of Operations
Six Months Ended October 31, 1996
--------------------------------------------------------------------------------

  Investment income
     Interest .................................................................                         $  2,908,649
     Expenses:
        Management fee (Note C) ...............................................           $  318,638
        Custodian and accounting fees (Note C) ................................               55,994
        Directors' fees and expenses (Note C) .................................               60,563
        Reports to shareholders ...............................................               19,514
        Auditing ..............................................................               30,181
        Services to shareholders ..............................................               41,301
        Amortization of organization expenses (Note A) ........................                9,897
        Other .................................................................               29,767         565,855
                                                                                          ----------     -----------
  Net investment income .......................................................                            2,342,794
                                                                                                         -----------
  Net realized and unrealized gain (loss) on investment transactions
     Net realized gain (loss) from:
        Investments ...........................................................            5,139,694
        Foreign currency related transactions .................................              (18,513)      5,121,181
                                                                                          ----------
     Net unrealized appreciation (depreciation) during the period on:
        Investments ...........................................................              220,462
        Foreign currency related transactions .................................              (38,388)        182,074
                                                                                          ----------     -----------
     Net gain on investments ..................................................                            5,303,255
                                                                                                         -----------
  Net increase in net assets resulting from operations ........................                           $7,646,049
                                                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

Scudder World Income Opportunities Fund, Inc.
Financial Statements (continued)
================================================================================
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                            Six Months                  Year
                                                                              Ended                     Ended
                                                                            October 31,               April 30,
Increase (Decrease) in Net Assets                                              1996                     1996
-----------------------------------------------------------------------------------------------------------------
  Operations:
     Net investment income ......................................         $   2,342,794             $   4,584,927
     Net realized gain from investment transactions .............             5,121,181                 2,533,081
     Net unrealized appreciation on investment transactions
        during the period .......................................               182,074                 6,350,065
                                                                          -------------             -------------
  Net increase in net assets resulting from operations ..........             7,646,049                13,468,073
                                                                          -------------             -------------
  Distributions to shareholders from:
     Net investment income ......................................           (2,229,230)               (4,755,994)
                                                                          -------------             -------------
  Fund share transactions:
     Reinvestment of distributions ..............................                    --                   123,052
                                                                          -------------             -------------
  Increase in net assets ........................................             5,416,819                 8,835,131
  Net assets at beginning of period .............................            50,108,664                41,273,533
                                                                          -------------             -------------
  Net assets at end of period (including undistributed net
     investment income of $309,692 and $196,128, respectively) ..         $  55,525,483             $  50,108,664
                                                                          =============             =============
  Other Information
  Increase in Fund Shares .......................................
  Shares outstanding at beginning of period .....................             3,419,143                 3,409,266
  Shares issued to shareholders in reinvestment of distributions                     --                     9,877
                                                                          -------------             -------------
  Shares outstanding at end of period ...........................             3,419,143                 3,419,143
                                                                          =============             =============

    The accompanying notes are an integral part of the financial statements.

Scudder World Income Opportunities Fund, Inc.
Financial Highlights
================================================================================
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                                                                  For the Period
                                                          Six Months                              April 11, 1994
                                                            Ended         Years Ended April 30,  (commencement of
                                                          October 31,     ---------------------   operations) to
                                                             1996           1996          1995    April 30, 1994
------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...............      $14.66         $12.11        $13.91      $14.20(b)
                                                            ------         ------        ------      ------
  Income from investment operations:
   Net investment income (a) .........................         .69           1.34          1.36         .03
   Net realized and unrealized gain (loss) on
     investment transactions .........................        1.54           2.60         (1.54)       (.32)
                                                            ------         ------        ------      ------
  Total from investment operations ...................        2.23           3.94          (.18)       (.29)
                                                            ------         ------        ------      ------
  Less distributions from:
   Net investment income .............................        (.65)         (1.39)        (1.24)         --
   Net realized gains on investment transactions .....          --             --          (.38)         --
                                                            ------         ------        ------      ------
  Total distributions ................................        (.65)         (1.39)        (1.62)         --
                                                            ------         ------        ------      ------
  Net asset value, end of period .....................      $16.24         $14.66        $12.11      $13.91
                                                            ======         ======        ======      ======
  Market value, end of period ........................      $14.13         $13.13        $12.75      $14.00
                                                            ======         ======        ======      ======
  Total Return
  Per share market value (%)                                 12.78**        14.40          3.17       (6.67)**
  Per share net asset value (%) (c)                          16.09**        34.53         (1.37)      (2.04)**
  Ratios and Supplemental Data
  Net assets, end of period ($ millions)                        56             50            41          47
  Ratio of operating expenses to average net
   assets (%)                                                 2.13*          2.28          2.30        2.74*
  Ratio of net investment income to average net
   assets (%)                                                 8.82*          9.98          9.94        3.73*
  Portfolio turnover rate (%)                                406.5(d)*      375.6(d)      232.8       266.3*

  *   Annualized

  **  Not annualized

  (a) Based on monthly average shares outstanding during the period.

  (b) Beginning per share amount reflects $15.00 initial public offering price net of underwriting discount and offering expenses ($0.80 per share).

  (c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

  (d) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.

Scudder World Income Opportunities Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

Scudder World Income Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors although the actual calculation may be done by others. The securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,797,750 (3.24% of net assets) and have been noted in the Investment Portfolio as of October 31, 1996.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least 100.5% of the resale price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put and wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets. If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price

Scudder World Income Opportunities Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange

Scudder World Income Opportunities Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

      prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

As of April 30, 1996, the Fund had a net tax basis capital loss carryforward of approximately $125,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2004.

In addition, from November 1, 1995 through April 30, 1996, the Fund incurred $84,291 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended April 30, 1997.

Distribution of Income and Gains. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income of the Fund quarterly. Net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign currency denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. Dividend income is recorded on the ex-dividend date.

Scudder World Income Opportunities Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

B. Purchases and Sales of Securities

During the six months ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $95,123,389 and $94,101,365, respectively.

C. Related Parties

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund`s Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the six months ended October 31, 1996, the fee pursuant to such agreement amounted to $318,638, of which $56,353 is unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $27,216, of which $4,592 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended October 31, 1996, Directors' fees and expenses aggregated $60,563.

D. Credit Risk

The yields of emerging country debt obligations reflect perceived credit risk, the need to compete with other local investments in potentially illiquid domestic financial markets and the difficulty in raising hard currencies to meet external debt servicing requirements. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Scudder World Income Opportunities Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder World Income Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scudder World Income Opportunities Fund, Inc., including the investment portfolio, as of October 31, 1996, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended, and for the year ended April 30, 1996, and the financial highlights for the six months then ended, and for each of the two years ended April 30, 1996 and for the period April 11, 1994 (commencement of operations) to April 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder World Income Opportunities Fund, Inc. as of October 31, 1996, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended, and for the year ended April 30, 1996, and the financial highlights for the six months then ended and for each of the two years in the period then ended and for the period April 11, 1994 (commencement of operations) to April 30, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                COOPERS & LYBRAND L.L.P.
December 17, 1996

Shareholder Meeting Results
================================================================================

The Annual Meeting of Shareholders of the Fund was held on October 29, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by Shareholders and the resulting votes for each matter are presented below.


1. The election of three Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

     Director:                                  Number of Votes:
     ---------                                  ----------------

                                             For                   Withheld            Broker Non-Votes*
                                             ---                   --------            -----------------
George M. Lovejoy, Jr.                  2,845,620.575             39,491.235                   0
Dr. Susan Kaufman Purcell               2,845,120.575             39,991.235                   0
Edmond D. Villani                       2,845,620.575             39,491.235                   0



2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending April 30, 1997.

                                Number of Votes:
                                ----------------
     For              Against           Abstain        Broker Non-Votes*
     ---              -------           -------        -----------------
2,834,007.112        21,219.000        29,885.698              0


--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Scudder World Income Opportunities Fund, Inc.
Dividend Reinvestment Plan
================================================================================

The Plan

     The Fund's Dividend Reinvestment Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund.

Automatic Participation

     Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

     If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

     If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Participant Plan Accounts

     The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

================================================================================

Amendment or Termination

     The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

     A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

     If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder World Income Opportunities Fund, Inc. Dividend Reinvestment Plan, c/o State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

Directors and Officers
================================================================================

EDMOND D. VILLANI*
    Chairman of the Board and Director

LYNN S. BIRDSONG*
    President and Director

ROBERT J. BOYD
    Director

ROBERT J. CALLANDER
    Director

GEORGE M. LOVEJOY, JR.
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

SUSAN E. GRAY*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

JURIS PADEGS*
    Vice President

M. ISABEL SALTZMAN*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Vice President and Secretary

PAMELA A. McGRATH*
    Vice President and Treasurer

COLEEN DOWNS DINNEEN*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.